Credit Suisse First Boston

ABSC 2005 - HE1

All records

6,683 records

Balance: 1,262,994,304

1. Miscellaneous Data

Weighted Average DTI	40.64
% of loans at exactly 80%	30.96
% LTV 95.01 – 100.00	7.68
% of 2/28 ARMs	76.54
% of 3/27 ARMs	2.83

2. IO Loan Summary

% of 5Yr IO	12.46
% of 3 Yr IO	0.52
% of 2 Yr IO	7.08
WA FICO	659.73
WA LTV	81.46
WA DTI	39.91
% of Full Doc	49.15
% of Purchase Loans	56.57

3. FICO & Documentation

						%Stream-lined-Stated
FICO & Documentation	% FullDoc	% Full Alt	%Ltd Doc	%Lite	% Stated Doc	(Assets Verified)	% By Prin Bal	Purchase Loans	Refi-Cashout	Avg Prin Bal	Current LTV	IO Loans	Silent 2nds
<= 500	0.04	0	0.01	0	0.05	0	0.09	0.02	0.05	108,872.73	64.74	0	0.01
501 - 550	6.04	0.05	0.97	0.05	3.44	0	10.54	1.18	7.73	174,691.90	76.91	0.05	0.47
551 - 600	13.11	0.32	1.5	0.12	5.82	0.12	21	4.88	13.67	184,579.10	79.58	1.59	2.8
601 - 650	15.21	0.56	2.71	1	8.48	3.34	31.3	12.53	15.39	190,810.52	82.19	7.4	8.91
651 - 700	7.95	0.36	1.29	0.54	8.09	6.51	24.74	14.18	8.69	195,191.83	83.07	7.43	10.5
701 - 750	2.53	0.14	0.53	0.12	3.58	2.28	9.19	6.38	2.35	197,000.52	83.93	3.04	4.37
751 - 800	1.05	0.02	0.08	0	1.04	0.76	2.96	2.23	0.62	188,854.18	82.93	0.86	1.5
801 - 850	0.08	0	0	0	0.08	0.02	0.17	0.12	0.05	165,642.54	81.71	0	0.05
Total:	46.01	1.45	7.1	1.84	30.57	13.03	100	41.53	48.54	188,986.13	81.46	20.37	28.61

4. Current LTV

	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	% of								%Streamlined- Stated
Current LTV	451 – 500	501 – 550	551 – 600	601 – 650	651 – 700	701 – 750	751 – 800	801 – 850	Total Balance	WAC	Gross Margin	% Full Doc	% Full Alt	%Ltd Doc	%Lite	% Stated Doc	(Assets Verified)	IO Loans	Silent 2nds
10.01 - 20.00	0	0.01	0.02	0	0	0	0	0	0.03	7.121	5.666	0.02	0	0	0	0.01	0	0	0
20.01 - 30.00	0	0	0.01	0.04	0.02	0	0.01	0	0.08	6.104	5.34	0.06	0	0	0	0.01	0	0	0
30.01 - 40.00	0.02	0.08	0.1	0.08	0.05	0.03	0	0	0.37	6.784	5.671	0.18	0	0.01	0	0.18	0	0.03	0
40.01 - 50.00	0	0.26	0.33	0.33	0.16	0.05	0	0.01	1.13	6.725	5.871	0.6	0	0.05	0.02	0.47	0	0.1	0.01
50.01 - 60.00	0.01	0.38	1.07	1.09	0.45	0.13	0.13	0.02	3.26	6.482	5.822	1.51	0.03	0.13	0	1.58	0	0.26	0.06
60.01 - 70.00	0.02	1.89	2.72	2.6	1.33	0.27	0.07	0	8.9	6.734	5.831	3.28	0.05	0.67	0	4.79	0.11	0.76	0.27
70.01 - 80.00	0.04	4	7.48	13.58	13.12	5	1.69	0.09	45.01	6.561	5.762	18.05	0.81	2.91	1.03	12.38	9.82	13.21	27.13
80.01 - 90.00	0	3.79	7.08	7.37	4.66	1.78	0.46	0.02	25.15	7.09	5.847	14.22	0.29	1.96	0.39	8.26	0.03	4.37	1.11
90.01 - 95.00	0	0.11	1.59	3.82	1.93	0.66	0.26	0.01	8.38	7.376	6.097	4.97	0.12	0.83	0.23	1.46	0.78	1.6	0.02
95.01 - 100.00	0	0.03	0.6	2.41	3.01	1.26	0.34	0.03	7.68	9.881	6.104	3.11	0.15	0.55	0.18	1.42	2.28	0.04	0
100.01 >=	0	0	0	0	0	0	0	0	0	9.99	0	0	0	0	0	0	0	0	0
Total:	0.09	10.54	21	31.3	24.74	9.19	2.96	0.17	100	7.033	5.828	46.01	1.45	7.1	1.84	30.57	13.03	20.37	28.61

5. Principal Balance & FICO

	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	% of									%Stream- lined-Stated
Principal Balance & FICO	451 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 – 750	751 - 800	801 - 850	Total Balance	Current LTV	WAC	Gross Margin	% Full Doc	% Full Alt	%Ltd Doc	%Lite	% Stated Doc	(Assets Verified)	IO Loans	Silent 2nds
0.01 - 50,000.00	0	0.08	0.32	0.65	0.56	0.18	0.08	0.01	1.88	95.8	10.184	6.964	0.99	0.02	0.09	0.05	0.23	0.47	0	0.02
50,000.01 – 100,000.00	0.03	1.12	1.74	2.32	1.97	0.85	0.3	0.02	8.35	88.06	8.779	5.974	4.52	0.07	0.35	0.17	1.84	1.41	0.13	1.09
100,000.01 – 150,000.00	0.03	1.73	2.67	3.4	2.45	0.76	0.24	0.02	11.3	81.77	7.501	5.814	6.29	0.18	0.61	0.14	3.05	1.03	0.87	2.76
150,000.01 – 200,000.00	0.03	1.96	3.37	4.1	2.49	0.7	0.38	0.03	13.06	79.84	7.077	5.855	6.68	0.23	0.68	0.22	3.88	1.36	1.73	3.45
200,000.01 – 250,000.00	0	1.52	3.01	3.98	3.04	1.14	0.21	0.03	12.94	78.35	6.769	5.838	6.43	0.07	0.62	0.23	3.83	1.77	2.58	3.96
250,000.01 – 300,000.00	0	1.15	2.52	4.06	2.58	1.24	0.48	0	12.03	81.06	6.78	5.852	5.53	0.19	0.76	0.15	3.92	1.47	2.56	3.6
300,000.01 – 350,000.00	0	0.79	1.9	3.24	2.51	1.01	0.36	0.03	9.83	80.8	6.534	5.777	4.21	0.13	0.56	0.26	3.22	1.45	2.58	3.25
350,000.01 – 400,000.00	0	0.97	1.82	2.48	2.75	0.72	0.12	0	8.86	81.64	6.681	5.896	3.83	0.06	0.57	0.11	3.09	1.2	2.98	2.9
400,000.01 – 450,000.00	0	0.33	1.19	2.4	1.75	0.61	0.1	0	6.38	81.21	6.45	5.782	2.22	0.16	0.91	0.03	2.31	0.74	1.95	1.99
450,000.01 – 500,000.00	0	0.3	0.77	1.4	1.38	0.6	0.3	0.04	4.79	82.4	6.56	5.79	1.75	0.04	0.46	0.08	1.82	0.64	1.59	1.58
500,000.01 – 550,000.00	0	0.17	0.67	0.75	1	0.46	0.08	0	3.12	82.31	6.487	5.8	1.08	0.04	0.37	0	1.3	0.33	1.13	1.08
550,000.01 – 600,000.00	0	0.18	0.36	1.18	0.99	0.46	0.14	0	3.31	80.03	6.554	5.587	0.91	0.13	0.5	0.09	0.91	0.77	1.13	1.5
600,000.01 – 650,000.00	0	0.05	0.4	0.1	0.55	0.1	0.05	0	1.24	78.93	6.467	5.856	0.35	0	0.15	0	0.6	0.15	0.4	0.3
650,000.01 – 700,000.00	0	0.11	0.22	0.38	0.37	0.11	0	0	1.18	78.74	6.383	6.022	0.38	0	0.22	0.11	0.38	0.1	0.27	0.53
700,000.01 – 750,000.00	0	0	0	0.4	0.23	0.12	0.06	0	0.81	77.73	6.141	5.485	0.35	0.06	0.17	0.12	0.06	0.06	0.35	0.47
750,000.01 – 800,000.00	0	0.06	0.06	0.19	0.12	0.06	0.06	0	0.56	76.24	6.451	5.912	0.31	0.06	0.06	0	0.13	0	0.06	0.12
800,000.01 – 850,000.00	0	0	0	0.06	0	0.06	0	0	0.13	74.22	6.373	5.3	0.13	0	0	0	0	0	0.06	0
850,000.01 – 900,000.00	0	0	0	0.07	0	0	0	0	0.07	80	6.7	0	0.07	0	0	0	0	0	0	0
950,000.01 – 1,000,000.00	0	0	0	0.16	0	0	0	0	0.16	72.37	7.062	5.816	0	0	0	0.08	0	0.08	0	0
Total:	0.09	10.54	21	31.3	24.74	9.19	2.96	0.17	100	81.46	7.033	5.828	46.01	1.45	7.1	1.84	30.57	13.03	20.37	28.61

6. Mortgage Rates & FICO

	FICO	FICO	FICO	FICO	FICO	FICO	FICO	FICO	% of										%Stream- lined-Stated
Mortgage Rates & FICO	451 - 500	501 - 550	551 - 600	601 - 650	651 - 700	701 – 750	751 - 800	801 - 850	Total Balance	Current LTV	WAC	Gross Margin	Avg Prin Bal	% Full Doc	% Full Alt	%Ltd Doc	%Lite	% Stated Doc	(Assets Verified)	IO Loans	Silent 2nds
3.001 - 3.500	0	0	0	0.01	0	0	0	0	0.01	79.67	3.375	6.375	65,331.42	0.01	0	0	0	0	0	0	0.01
4.501 - 5.000	0	0	0.07	0.23	0.59	0.13	0.13	0	1.15	75.96	4.986	5.301	316,721.44	0.64	0.06	0.2	0	0.2	0.06	0.45	0.45
5.001 - 5.500	0	0.11	0.54	1.48	1.81	1.15	0.21	0.01	5.3	75.84	5.366	5.376	300,168.94	3.09	0.12	0.58	0.03	1.25	0.23	2.56	2.61
5.501 - 6.000	0	0.27	2.58	6.28	5.7	2.08	0.75	0.02	17.68	77.12	5.865	5.536	267,149.38	9.83	0.21	1.31	0.48	4.08	1.77	5.83	6.73
6.001 - 6.500	0.01	0.58	3.51	7.06	5.46	1.94	0.64	0.08	19.29	79.61	6.311	5.771	248,043.09	8.54	0.32	1.07	0.66	5.83	2.87	4.97	7.57
6.501 - 7.000	0	1.19	5.04	6.59	4.45	1.42	0.35	0.01	19.05	80.7	6.802	5.838	237,519.68	8.42	0.27	1.26	0.32	5.72	3.06	4.01	6.44
7.001 - 7.500	0.02	1.48	2.8	3.13	1.85	0.6	0.2	0.02	10.09	81.29	7.308	6.027	208,502.11	4.59	0.18	0.68	0.02	3.39	1.23	1.43	2.38
7.501 - 8.000	0.02	2.15	3.18	2.49	1.41	0.38	0.17	0.03	9.83	83.06	7.796	6.168	183,901.05	4.32	0.12	0.92	0.1	3.29	1.08	0.8	1.57
8.001 - 8.500	0	1.49	1.49	1.08	0.61	0.45	0.15	0	5.26	86.25	8.3	6.138	157,566.99	2.25	0.03	0.37	0.01	2.26	0.35	0.13	0.4
8.501 - 9.000	0.03	1.82	0.9	0.71	0.49	0.23	0.09	0	4.26	85.8	8.794	6.176	134,955.91	1.59	0.05	0.24	0.03	2.17	0.19	0.14	0.27
9.001 - 9.500	0.01	0.77	0.26	0.26	0.38	0.16	0.06	0	1.89	86.87	9.326	6.403	98,323.61	0.79	0.04	0.09	0.04	0.77	0.16	0.06	0.08
9.501 - 10.000	0.01	0.46	0.15	0.55	0.76	0.25	0.1	0	2.27	95.02	9.851	6.155	72,076.35	0.72	0	0.18	0.07	0.6	0.7	0	0.07
10.001 - 10.500	0	0.13	0.05	0.41	0.48	0.25	0.07	0	1.41	97.23	10.322	6.253	62,662.94	0.37	0	0.06	0.02	0.57	0.38	0	0.02
10.501 - 11.000	0	0.05	0.21	0.71	0.57	0.11	0.04	0	1.7	98.84	10.846	7.347	62,759.57	0.49	0.03	0.07	0.03	0.4	0.68	0	0
11.001 - 11.500	0	0.03	0.11	0.11	0.07	0.02	0	0	0.34	96.92	11.308	7.852	52,488.67	0.17	0	0.02	0.01	0.03	0.11	0	0
11.501 - 12.000	0	0.02	0.07	0.14	0.05	0	0.01	0	0.28	97.35	11.885	0	53,096.19	0.1	0.02	0.03	0.01	0.02	0.1	0	0
12.001 - 12.500	0	0	0.03	0.03	0.01	0	0	0	0.07	98.8	12.215	0	44,997.46	0.04	0	0.01	0	0	0.02	0	0
12.501 - 13.000	0	0	0.03	0.03	0.04	0	0	0	0.11	99.73	12.857	0	36,470.55	0.04	0.01	0.01	0.01	0	0.05	0	0
Total:	0.09	10.54	21	31.3	24.74	9.19	2.96	0.17	100	81.46	7.033	5.828	188,986.13	46.01	1.45	7.1	1.84	30.57	13.03	20.37	28.61

7. Mortgage Rate & LTV

	LTV	LTV	LTV	LTV	LTV	LTV	LTV	LTV	LTV	LTV	LTV	% of									%Stream- lined-Stated
Mortgage Rate & LTV	1 - 10	11 - 20	21 - 30	31 - 40	41 - 50	51 - 60	61 - 70	71 - 80	81 - 90	91 - 95	96 - 100	Total Balance	WA FICO	Gross Margin	Avg Prin Bal	% Full Doc	% Full Alt	%Ltd Doc	%Lite	% Stated Doc	(Assets Verified)	IO Loans	Silent 2nds
3.001 - 3.500	0	0	0	0	0	0	0	0.01	0	0	0	0.01	618	6.375	65,331.42	0.01	0	0	0	0	0	0	0.01
4.501 - 5.000	0	0	0	0.01	0.02	0.1	0.11	0.66	0.22	0.03	0	1.15	675	5.301	316,721.44	0.64	0.06	0.2	0	0.2	0.06	0.45	0.45
5.001 - 5.500	0	0.01	0.03	0.02	0.1	0.27	0.74	3.48	0.67	0	0	5.3	664	5.376	300,168.94	3.09	0.12	0.58	0.03	1.25	0.23	2.56	2.61
5.501 - 6.000	0	0.02	0.02	0.06	0.33	0.93	1.9	10.82	3.1	0.51	0	17.68	651	5.536	267,149.38	9.83	0.21	1.31	0.48	4.08	1.77	5.83	6.73
6.001 - 6.500	0	0	0	0.08	0.29	0.64	1.66	10.69	4.5	1.39	0.04	19.29	643	5.771	248,043.09	8.54	0.32	1.07	0.66	5.83	2.87	4.97	7.57
6.501 - 7.000	0	0	0.01	0.06	0.13	0.69	1.65	9.39	5.16	1.84	0.11	19.05	628	5.838	237,519.68	8.42	0.27	1.26	0.32	5.72	3.06	4.01	6.44
7.001 - 7.500	0	0	0.01	0.05	0.13	0.3	1.13	3.71	3.45	1.17	0.13	10.09	615	6.027	208,502.11	4.59	0.18	0.68	0.02	3.39	1.23	1.43	2.38
7.501 - 8.000	0	0	0	0.05	0.09	0.16	0.94	3.08	3.73	1.5	0.28	9.83	600	6.168	183,901.05	4.32	0.12	0.92	0.1	3.29	1.08	0.8	1.57
8.001 - 8.500	0	0	0	0.02	0.02	0.1	0.32	1.13	2.08	1.02	0.57	5.26	600	6.138	157,566.99	2.25	0.03	0.37	0.01	2.26	0.35	0.13	0.4
8.501 - 9.000	0	0	0	0.01	0.06	0.09	0.27	1.05	1.53	0.47	0.8	4.26	586	6.176	134,955.91	1.59	0.05	0.24	0.03	2.17	0.19	0.14	0.27
9.001 - 9.500	0	0.01	0	0.01	0.04	0.02	0.1	0.47	0.4	0.13	0.7	1.89	598	6.403	98,323.61	0.79	0.04	0.09	0.04	0.77	0.16	0.06	0.08
9.501 - 10.000	0	0	0	0	0	0.01	0.05	0.21	0.25	0.14	1.61	2.27	636	6.155	72,076.35	0.72	0	0.18	0.07	0.6	0.7	0	0.07
10.001 - 10.500	0	0	0	0	0	0	0.02	0.09	0.06	0.04	1.19	1.41	657	6.253	62,662.94	0.37	0	0.06	0.02	0.57	0.38	0	0.02
10.501 - 11.000	0	0	0	0	0	0	0.01	0.05	0.01	0.05	1.57	1.7	644	7.347	62,759.57	0.49	0.03	0.07	0.03	0.4	0.68	0	0
11.001 - 11.500	0	0	0	0	0	0	0.02	0.01	0.01	0.02	0.29	0.34	617	7.852	52,488.67	0.17	0	0.02	0.01	0.03	0.11	0	0
11.501 - 12.000	0	0	0	0	0	0	0.01	0.01	0	0.02	0.24	0.28	621	0	53,096.19	0.1	0.02	0.03	0.01	0.02	0.1	0	0
12.001 - 12.500	0	0	0	0	0	0	0	0	0	0.01	0.06	0.07	615	0	44,997.46	0.04	0	0.01	0	0	0.02	0	0
12.501 - 13.000	0	0	0	0	0	0	0	0	0	0.01	0.1	0.11	633	0	36,470.55	0.04	0.01	0.01	0.01	0	0.05	0	0
Total:	0	0.03	0.08	0.38	1.21	3.32	8.93	44.85	25.17	8.33	7.68	100	630	5.828	188,986.13	46.01	1.45	7.1	1.84	30.57	13.03	20.37	28.61

Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

12/17/2004 16:16

Disclaimer:This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.